UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03904

Value Line Tax Exempt Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: February 28, 2014

Date of reporting period: February 28, 2014

Item I.      Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 2/28/14 is included with this Form.

Annual Report
February 28, 2014

The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00110947

Table of Contents

President’s Letter with Economic, and Market Commentary	3

The Value Line Tax Exempt Fund, Inc.:
Manager Discussion of Fund Performance	5
Portfolio Highlights	7
Schedule of Investments	10

Statement of Assets and Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	29

Fund Expenses	30

Federal Tax Notice	31

Management of the Fund	32

President’s Letter (unaudited)

Dear Fellow Shareholders:

We are pleased to present you with this annual report for the Value Line Tax Exempt Fund, Inc. (the “Fund”) for the 12 months ended February 28, 2014. We are especially excited to present this annual report in its new format, revised to be more informative, more useful and more reader-friendly.

The 12 months ended February 28, 2014 were challenging ones for the Value Line Tax Exempt Fund, Inc. as they were for the tax-exempt fixed income market broadly. That said, the Fund did outpace the Lipper General Municipal Debt Funds category, representing its peer group, for the one-year period ended February 28, 2014.1

On the following pages, the Fund’s portfolio manager discusses the management of the Fund over the annual period. The conversation highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.

Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the economy and the tax-exempt fixed income market over the 12 months ended February 28, 2014, especially given the newsworthy events of the annual period.

Economic Review

U.S. real Gross Domestic Product (GDP) was lackluster in the first half of 2013 at less than 2% in the first and second calendar quarters. The U.S. economy faced strong headwinds, including increases in the payroll tax and disruptions from the sequester budget cuts. Third quarter 2013 GDP, however, turned sharply upward, coming in at 4.1%, as boosted by higher consumer spending, increased business investment and rising inventories. Economic growth then slowed significantly in the final quarter of 2013, with GDP at an annualized rate of 2.4%, due primarily to a decline in personal consumption. Early estimates for first quarter 2014 GDP forecast growth at below a 2% pace, but end of February 2014 data on consumer sentiment, regional factory activity and housing suggested some economic thawing, which may put growth on a stronger path later in the year.

Despite the growing, albeit sluggish, economy, inflation remained modest. Consumer prices stayed in check, with headline Consumer Price Index (CPI) rising just 1.1% for the 12 months ending February 2014 before seasonal adjustment. Limited wage growth and comparatively modest gasoline prices contributed to the relatively benign inflation scenario. The U.S. also saw moderate but unspectacular job growth. While the unemployment rate declined from 7.7% at the close of February 2013 to 6.7% at the close of February 2014, job creation was lackluster, with hiring generally concentrated in sectors representative of low-wage jobs. Overall, the consumer did look more positively on the economy, with consumer confidence rising from 62% in March 2013 to 78% in February 2014.

In recognition of the improving U.S. economy, the Federal Reserve (the “Fed”) had ongoing—and well-publicized—discussions through much of 2013 about the possibility of reducing its monthly bond-buying program. Speculation about the timing and magnitude of the tapering had great impact on both the equity and fixed income markets. Ultimately, then-Fed Chair Bernanke kept the focus on key market data as the basis for the decision on tapering. As unemployment dropped close to the Fed’s stated target of 6.5%, the Fed finally announced in December 2013 that it would modestly reduce its monthly bond purchase—from $85 billion to $75 billion—beginning in January 2014. At the same time, the Fed reaffirmed its commitment to maintaining low short-term interest rates, with the targeted federal funds rate not likely to exceed 0.25%. Newly appointed Fed Chair Janet Yellen, who took the helm on January 31, 2014, was seen by the financial markets as likely to follow the course set by Ben Bernanke, with more tapering of the quantitative easing program expected as 2014 progresses.

Tax-Exempt Fixed Income Market Review

The tax-exempt fixed income market, as measured by the Barclays Municipal Bond Index2, posted modestly negative returns during the annual period, as municipal bond yields rose and prices fell across the yield curve, or spectrum of maturities. Yields on longer-term maturities rose more than on shorter-term maturities, causing the municipal bond yield curve to steepen through much of the annual period, though this started to reverse in early 2014. The ratio of long-term municipal bond yields to comparable-duration U.S. Treasury yields remained above an attractive level of approximately 100% from March 2013 through August 2013, subsequently fell to approximately 96% and then increased again to above 100% in the latter months of the annual period. When municipal bonds were out-yielding maturity-equivalent U.S. Treasuries, the market did see taxable bond buyers in the tax-exempt bond market crossing over to take advantage of the attractive yields.

Rising interest rates through the second half of 2013, prompted by the Fed’s intent to scale back its quantitative easing bond buying program, dampened issuers’ refunding activity, leading to somewhat of a supply/demand disconnect. This technical imbalance helped boost tax-exempt fixed income market performance into solid positive territory in the early months of 2014.

(continued)

From a fundamental perspective, those states with better employment numbers saw rising tax receipts, with bonds of these states generally outperforming securities of states with relatively higher unemployment rates. While negative credit stories made headlines—including Puerto Rico’s significant downgrade by all three major credit rating agencies and Detroit’s Chapter 9 bankruptcy filing—and while these negative credit stories certainly made retail investors skittish, prompting both sizable outflows from tax-exempt mutual funds and a flight to quality, it is well worth noting that such issues were not representative of the broad municipal bond market. Overall default rates trended down over the last several years and remained well below 1% at the end of the annual period. The fundamentals of California in particular improved with increased revenues, allowing it to balance its budget on time. Two independent ratings agencies upgraded California by one notch during the annual period.

Notably, by the early months of 2014, much of Puerto Rico’s debt had been downgraded into the non-investment grade range and, as such, was no longer included in nor impacting the returns of the Barclays Municipal Bond Index, which is comprised only of investment grade bonds. Some investors took the opportunity to purchase solid credits that were trading cheaply due to the general weak pricing spillover from the Detroit and Puerto Rico concerns. Thus, additionally boosting tax-exempt bond market performance in the first two months of 2014 were inflows into tax-exempt mutual funds, which saw their strongest monthly intakes in nearly a year.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com. We also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds, which you can read about at www.vlfunds.com, in your investment portfolio.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

1
Source: Lipper, Inc., a leading independent mutual fund advisory service. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Lipper General Municipal Debt Funds category returned -1.62% for the one-year period ended February 28, 2014. Indices are not managed and an investor cannot invest directly into an index.

2
The Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the Index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

To achieve the Fund’s investment objectives, under normal conditions, the Adviser invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.

Manager Discussion of Fund Performance

Below, Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended February 28, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of -1.55% during the 12 months ended February 28, 2014. This compares to the -0.21% return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Barclays Index”), during the same period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund underperformed its benchmark, the Barclays Index, due primarily to sector allocation and yield curve positioning. Issue selection overall contributed positively, while duration positioning generated mixed results.

Which tax-exempt fixed income market segments most significantly affected Fund performance?

Detracting most from relative results were underweighted exposures relative to the Barclays Index to State of California and State of New Jersey bonds, which performed well overall. From a sector perspective, also hurting relative results were overweighted positions in the bonds of state water and sewer systems and of electric utilities, as each of these market segments lagged the Barclays Index during the annual period, and underweighted allocations to hospital and housing bonds, as these market segments outpaced the Barclays Index during the annual period.

On the positive side, having an underweighted allocation to the debt of Puerto Rico contributed to the Fund’s performance. Puerto Rico’s debt suffered a dramatic loss in value during the annual period amidst a significant drop in creditworthiness, driven by Puerto Rico’s weak economy and high level of indebtedness. The Fund’s bias toward owning revenue bonds versus general obligation bonds also was a contributing factor to results. Revenue bonds outperformed general obligation bonds across most maturities, and their outperformance was particularly pronounced within the distressed debt of Puerto Rico. The Fund held more Puerto Rico sales tax-backed revenue bonds than general obligation bonds, with the former faring better than the latter in the sell-off of Puerto Rico’s debt. Similarly, the Fund dodged the impact of another serious credit concern, as it owned no Detroit bonds at all, thus avoiding the biggest municipal bankruptcy of the annual period.

Overweighted allocations to education and transportation bonds also boosted the Fund’s relative results, as each outpaced the Barclays Index during the annual period. An overweighted exposure to State of Texas bonds, which performed strongly overall, also added value.

From a credit quality perspective, a focus on higher quality credits contributed positively to the Fund’s relative results, as higher quality bonds significantly outperformed lower quality bonds during the annual period. For the 12 months ended February 28, 2014, bonds rated AAA posted a positive return of 0.30%, as compared to bonds rated BBB, which generated a return of -4.51% for the same timeframe. These returns reflect a flight to quality, as investors responded to much-headlined credit concerns about Detroit and Puerto Rico.

What was the Fund’s duration strategy?

Duration positioning in the Fund generated mixed results during the annual period. We kept the Fund’s duration approximately half a year longer than that of the Barclays Index through most of the annual period. This stance detracted from relative results as interest rates drifted higher in much of 2013. However, late in 2013 and in early 2014, the Fund’s longer duration proved to be a positive contributor, with investors returning to the market enticed by the increasingly attractive yields on longer-dated securities, having demanded in 2013 a higher risk premium to invest in these securities. The buying of longer-dated securities in early 2014 was exacerbated by a rather modest new issue calendar, making new long-term municipal bonds even more appealing, as demand outstripped supply. Indeed, we sought to take advantage of these market conditions as well as the attractive municipal/Treasury ratio at the long-term end of the yield curve by extending the Fund’s duration further relative to that of the Barclays Index in the latter months of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

(continued)

How did yield curve positioning decisions affect the Fund’s performance?

Yield curve positioning overall detracted from the Fund’s performance during the annual period. The Fund was underweight the longer-term segment of the yield curve, or spectrum of maturities. This positioning was beneficial on an absolute basis, as longer-term bonds, i.e. those with maturities of 15 years or longer, lagged the short and intermediate segments of the yield curve during the annual period. However, on a relative basis, it would have been even better had the Fund had a more significant underweighting to longer-term maturities.
In the latter months of the annual period, we shifted some emphasis from the very short-term end of the yield curve, where yields were very low, into the intermediate, or five- to 10-year maturity, segment of the yield curve, as we sought to lock in those securities’ higher yields.

Were there any notable changes in the Fund’s weightings during the annual period?

During the annual period, we further reduced the Fund’s already underweighted exposure to Puerto Rico bonds, opportunistically selling securities when these credits were experiencing relative stability. Indeed, we were successful in selling these Puerto Rico positions before all of their ratings became non-investment grade, thereby avoiding the forced selling by investors unable to hold high yield bonds. We increased the Fund’s exposure to State of California bonds.

We maintained the Fund’s overweight to education bonds, but within the market segment, we placed more of a focus on higher-rated school districts.

We sought to enhance the Fund’s investment income by selling some bonds rated AAA. As discussed earlier, we also adjusted the Fund’s duration and yield curve positioning as market conditions shifted during the annual period.

How was the Fund positioned relative to its benchmark index at the end of February 2014?

At the end of February 2014, the Fund maintained its overweight to revenue bonds, as we believe revenues bonds are likely to continue to outperform general obligation bonds in the months ahead. That said, relative to the Barclays Index, the Fund was also overweight state general obligation bonds due to rising state tax receipts. As of February 28, 2014, the Fund was underweight the Barclays Index in hospital and tobacco bonds due to the Fund’s higher credit quality bias and in electric utility bonds as we expect their returns to continue to lag. The Fund was rather neutrally weighted compared to the Barclays Index in education bonds at the end of February 2014. The Fund had an approximately 1% allocation to cash equivalents at the end of the annual period.

What is your tactical view and strategy for the months ahead?

We expect tax-exempt bond supply to be lower in 2014 than in 2013, supporting a continuation of the supply/demand imbalance within the asset class in the months ahead. In turn, we intend to continue to focus our efforts on buying bonds with value in the secondary market, as new issues tend to be priced expensively due to high demand. We expect to particularly look to add debt of states with improving risk profiles due to increasing tax collections. Also, should municipal credit market fundamentals improve as anticipated, we will seek to add more medium-quality bonds.

Of course, any dramatic change in direction by the Federal Reserve would likely impact the municipal bond market, which would lead us to reduce overall portfolio risk and shorten duration relative to that of the Barclays Index. There has also been legislative discussion about limiting the amount of tax-exempt income for the wealthy. If this idea gains traction, such a change in the law would cause us to re-evaluate the Fund’s risk profile as well.

As we continue to seek maximum income exempt from federal income taxes while avoiding undue risk to principal, we maintain a long-term investment perspective.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at February 28, 2014 (unaudited)

Ten Largest Holdings

	Principal		Percentage of
Issue	Amount	Value	Net Assets
Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41	$10,000,000	$2,204,600	2.8%
Arlington Texas, Special Tax, 5.00%, 8/15/28	1,575,000	1,666,318	2.1%
Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	1,170,000	1,297,787	1.7%
Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18	1,000,000	1,132,360	1.5%
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	1,000,000	1,113,440	1.4%
Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	1,000,000	1,102,970	1.4%
Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	1,000,000	1,087,120	1.4%
Southmost Junior College District Texas, General Obligation Limited, NATL-RE Insured, 5.00%, 2/15/25	1,000,000	1,040,230	1.3%
Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	855,000	949,666	1.2%
Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	750,000	876,930	1.1%

Asset Allocation – Percentage of Net Assets

Long-Term Investments Allocation – Percentage of Total Investment Securities

(continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of 2/28/14

Aaa/AAA	17.4%
Aa1/AA+	16.2%
Aa2/AA	21.8%
Aa3/AA-	10.3%
A1/A+	12.6%
A2/A	10.3%
A3/A-	4.1%
Baa1	4.6%
Baa2	0.1%
Ba2	0.1%
NR	0.2%
Total Investments	97.7%
Cash and other assets in excess of liabilities	2.3%
Total Net Assets	100.0%

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

(continued)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Barclays Capital Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Index*

Performance Data:**

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 2/28/14	(1.55)%	$9,845
5 years ended 2/28/14	4.30%	$12,343
10 years ended 2/28/14	2.66%	$12,998

*
The Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc. Schedule of Investments

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%)

	ALABAMA (0.4%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$315,118

	ALASKA (0.3%)
200,000	North Slope Boro Alaska, General Obligation Unlimited, NATL-RE Insured, Ser. A, 5.00%, 6/30/17	Aa3	228,764

	ARIZONA (0.5%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	161,978
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	228,532
			390,510
	ARKANSAS (0.8%)
70,000	Arkansas State Development Financing Authority, Economic Development Revenue Bonds, Ser. B, ADFA Guaranteed, 4.30%, 3/1/16	A*	71,170

500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	531,790
			602,960
	CALIFORNIA (11.4%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	176,718
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	108,201
500,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Ser. A, 5.25%, 10/1/38	Aa1	560,555
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	282,095
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	272,967
225,000	California State Department of Water Resources Center Valley Project Water System, Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1	238,428
250,000	California State Department of Water Resources Power Supply Revenue, Revenue Bonds, Ser. L, 5.00%, 5/1/15	Aa3	264,240
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A2	554,470
150,000	Department of Health Services-Richmond Laboratory, Ser. B, 4.00%, 11/1/15	A2	159,492
250,000	Judicial Council Projects, Ser. D, 5.00%, 12/1/18	A2	295,900
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	A1	600,273
500,000	5.25%, 11/1/40	A1	542,055
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	257,657
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30 (1)	A2	223,600
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	A2	264,921
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	122,349
60,000	Los Angeles County Metropolitan Transportation Authority, Revenue Bonds, Senior Proposition C, Ser. B, 5.00%, 7/1/22	Aa3	72,842
	Los Angeles Unified School District, General Obligation Unlimited, Ser. B:
775,000	AMBAC Insured, 4.00%, 7/1/18 (2)	Aa2	833,536
135,000	AMBAC Insured, 5.00%, 7/1/18 (2)	Aa2	154,381
220,000	Marin Community College District, General Obligation Unlimited, Election 2004, Ser. B, 4.75%, 8/1/34	Aa1	233,671
330,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. C, 4.00%, 10/1/22	Aa1	369,663

See Notes to Financial Statements.
10

February 28, 2014

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	CALIFORNIA (11.4%) (continued)
$250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	$269,097
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	167,654
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa2	179,264
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25 (2)	A1	949,666

150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	170,280
	State of California, General Obligation Unlimited, Various Purpose Bonds:
250,000	5.00%, 9/1/41	A1	263,257
260,000	5.50%, 4/1/21	A1	308,968
			8,896,200
	COLORADO (1.1%)
250,000	Arapahoe County Colorado School District Number 006 Littleton, General Obligation Unlimited, State Aid Withholding Insured, 5.00%, 12/1/16	Aa1	281,462
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	555,805
			837,267
	CONNECTICUT (0.6%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	193,344
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty - Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	282,143
			475,487
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+ *	229,792
	DISTRICT OF COLUMBIA (0.1%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%,12/1/36	Aa1	108,622
	FLORIDA (5.2%)
500,000	Broward County Florida Half-Cent Sales Tax Revenue, Main Courthouse Project, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa2	555,460
670,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, AGM Insured, 4.50%, 7/1/18	A2	727,942
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, NATL-RE Insured, 5.00%, 10/1/23	A1	281,320
	City of Jacksonville, Florida Special Revenue, Revenue Bonds:
250,000	Ser. A, 5.25%, 10/1/30	Aa2	276,480
125,000	Ser. B, 5.00%, 10/1/17	Aa2	143,838
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, NATL-RE Insured, 5.00%, 7/1/22	Aa2	464,252
750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	811,237
250,000	Orlando Florida Capital Improvement Special Revenue, Revenue Bonds, Ser. A, 5.00%, 4/1/15	Aa2	262,853
215,000	Polk County Florida Public Facilities, Revenue Bonds, NATL-RE Insured, 5.00%, 12/1/21	A1	229,975
250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	297,967
			4,051,324
	GEORGIA (2.8%)
150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	155,746
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	531,160

See Notes to Financial Statements.
11

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	GEORGIA (2.8%) (continued)
$200,000	County of DeKalb Georgia Water & Sewerage Revenue, Revenue Bonds, Ser. A, 4.00%, 10/1/15	Aa3	$211,972
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	A1	138,305
500,000	Ser. A, 4.00%, 7/1/36	A1	489,840
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	649,228
			2,176,251
	GUAM (0.2%)
150,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/20	A2	172,728
	HAWAII (0.7%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	532,593
	IDAHO (0.7%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A1	270,645
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	267,507
			538,152
	ILLINOIS (3.7%)
500,000	Chicago Illinois Transit Authority, Federal Transit Administration Section 5309, Revenue Bonds, Ser. A, Assured GTY, 5.00%, 6/1/22	A2	545,505
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A1	105,837
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A1	224,670
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	272,480
250,000	Illinois State, General Obligation Unlimited, 5.00%, 3/1/16	A3	272,015
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	225,817
1,000,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	1,102,970
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	169,176
			2,918,470
	INDIANA (2.3%)
605,000	Columbus Indiana Renovation School Building Corporation First Mortgage, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/21	Baa1	641,730
295,000	Franklin Township School Building Corporation Unrefunded First Mortgage, Marion County, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/23	Baa1	312,909
750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	820,605
			1,775,244
	IOWA (0.6%)
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	498,750
	KANSAS (0.7%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	516,785
	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	536,927

See Notes to Financial Statements.
12

February 28, 2014

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	LOUISIANA (0.7%)
$250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	$286,490
250,000	Louisiana Office Facilities Corp., Revenue Bonds, 5.00%, 11/1/17	Aa3	286,212
			572,702
	MAINE (0.6%)
	Maine Municipal Bond Bank, Revenue Bonds:
225,000	Ser. D, 4.00%, 11/1/20	AA+*	255,004
100,000	Ser. E, 5.00%, 11/1/18	Aa2	114,680
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	107,911
			477,595
	MARYLAND (1.4%)
500,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	544,935
500,000	Maryland State, General Obligation Unlimited, Second Refunding Bonds, Ser. E, 5.00%, 8/1/15	Aaa	534,455
			1,079,390
	MASSACHUSETTS (4.5%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36 (2)	A-*	246,289
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	496,975
500,000	Massachusetts Development Finance Agency Revenue, Refunding Revenue Bonds, Harvard University, Ser. B-2, 5.25%, 2/1/34	Aaa	571,110
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	279,160
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	614,365
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	268,670
350,000	Massachusetts State, General Obligation Limited, AMBAC Insured, Consolidated Loan, Ser. C, 5.00%, 8/1/37 (2)	Aa1	375,693
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa2	121,415
500,000	University of Massachusetts Building Authority Project Revenue, Revenue Bonds, Senior Ser. 1, 5.00%, 11/1/15	Aa2	539,640
			3,513,317
	MICHIGAN (0.4%)
250,000	Grand Rapids Michigan Water Supply, Revenue Bonds, 5.00%, 1/1/17	Aa2	281,853
	MINNESOTA (0.7%)
150,000	Minnesota State, General Obligation Unlimited, Various Purpose Bonds, Ser. K, 5.00%, 11/1/16	Aa1	168,580
380,000	Osseo Independent School District No. 279, General Obligation Unlimited, Refunding & School Building, Ser. A, AGM Insured, 5.00%, 2/1/15	Aa1	396,986
			565,566
	MISSISSIPPI (0.8%)
620,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	648,148
	NEBRASKA (0.7%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	Baa1	315,193
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	255,692
			570,885

See Notes to Financial Statements.
13

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	NEVADA (0.7%)
$250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	$254,617
200,000	County of Clark, Nevada Refunding, General Obligation Limited, Ser. B, 4.00%, 7/1/17	Aa1	221,970
100,000	County of Washoe, Nevada Refunding, General Obligation Limited, Ser. A, 4.00%, 3/1/17	Aa2	109,484
			586,071
	NEW HAMPSHIRE (0.7%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	521,740
	NEW JERSEY (5.1%)
500,000	New Jersey Building Authority, Revenue Bonds, Ser. A, 5.00%, 6/15/17	A1	553,335
500,000	New Jersey Economic Development Authority, Revenue Bonds, 5.00%, 6/15/15	Baa1	527,080
275,000	New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. 1A, 5.00%, 12/1/18	Aa2	315,939
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	105,288
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,113,440
	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds:
125,000	AHS Hospital Corp., 5.00%, 7/1/17	A1	140,730
245,000	Hospital Asset Transformation, Ser. A, 5.25%, 10/1/18	A1	286,263
150,000	Ser. A, 4.00%, 7/1/26	Baa1	148,338
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37 (2)	A1	246,507
250,000	Ser. B, 5.00%, 6/15/18	A1	291,025
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A3	181,261
100,000	Ser. F, 5.00%, 1/1/35	A3	107,150
			4,016,356
	NEW MEXICO (1.0%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	158,659
500,000	New Mexico Finance Authority, State Transportation Revenue, Refunding Revenue Bonds, 5.00%, 6/15/18	Aa1	588,310
			746,969
	NEW YORK (8.5%)
100,000	County of Monroe Industrial Development Agency School Facility Revenue, Revenue Bonds, Rochester School Modernization Project, 5.00%, 5/1/17	Aa3	113,321
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	163,289
750,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	793,575
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	AAA*	428,604
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	211,654
	New York State Dormitory Authority, Revenue Bonds:
190,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	A2	193,817
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	109,628
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	AAA*	565,415
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	AAA*	154,937
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	AAA*	299,775
100,000	State Supported Debt, State University Dormitory Facilities, Ser. A, 4.00%, 7/1/15	Aa2	105,061
400,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 12/15/16	AAA*	451,320

See Notes to Financial Statements.
14

February 28, 2014

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	NEW YORK (8.5%) (continued)
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
$500,000	Ser. B, 5.00%, 6/15/28	Aaa	$559,190
125,000	Ser. C, 4.13%, 6/15/22	Aaa	132,294
250,000	New York State Local Government Assistance Corp., Revenue Bonds, Refunding & Sub Lien - Ser. B, 5.00%, 4/1/14	AAA*	251,122
	New York State Urban Development Corp., State Personal Income Tax Revenue:
130,000	Revenue Bonds, Ser. A, 5.00%, 3/15/16	AAA*	142,488
150,000	Revenue Bonds, Ser. C, 5.00%, 12/15/17	AAA*	174,073
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy - First Series, 4.00%, 7/15/38	Aa3	98,616
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty - Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	108,019
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	306,517
100,000	Subser. D, 5.00%, 11/15/15	A1	107,965
500,000	Subser. D, 5.00%, 11/15/26	A1	542,745
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	117,402
500,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA-*	532,980
			6,663,807
	NEW YORK CITY (6.0%)
	City of New York, General Obligation Unlimited:
350,000	Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	396,207
250,000	Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	268,408
150,000	Subser. I-1, 5.00%, 8/1/17	Aa2	172,238
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	248,888
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
500,000	Ser. C, 4.75%, 6/15/33	Aa1	518,600
250,000	Ser. DD, 4.50%, 6/15/38	Aa2	254,580
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa2	210,818
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa2	165,792
250,000	New York City Health & Hospital Corp., Revenue Bonds, Health Systems, Ser. A, 5.00%, 2/15/16	Aa3	271,767
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa2	514,595
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	321,732
160,000	Prerefunded, Ser. B, 5.00%, 11/1/23	**	182,379
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	165,818
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	188,331
240,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	268,663
200,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2012, Subser. S-1A, State Aid Withholding Insured, 4.00%, 7/15/21	Aa3	221,762
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	281,192
			4,651,770
	NORTH CAROLINA (2.4%)
145,000	County of Forsyth, General Obligation Unlimited, 5.00%, 5/1/17	Aaa	165,710
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A*	303,225
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A1	350,558

See Notes to Financial Statements.
15

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	NORTH CAROLINA (2.4%) (continued)
$250,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	$262,395
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	212,612
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	281,390
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	318,519
			1,894,409
	OHIO (3.6%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	220,002
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	288,795
1,000,000	Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	A3	1,087,120
350,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, The Cleveland Museum Art Project, 5.00%, 10/1/19	AA+*	414,319
150,000	Columbus Ohio Metropolitan Library Special Obligation, Revenue Bonds, Ser. 1, 5.00%, 12/1/23	Aa2	171,873
300,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	357,027
250,000	Ohio University, General Receipts, Revenue Bonds, 4.00%, 12/1/17	Aa3	279,128
			2,818,264
	OKLAHOMA (0.4%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	290,575
	OREGON (0.8%)
500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	606,045
	PENNSYLVANIA (3.8%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	567,830
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	208,872
495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	520,854
1,000,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18 (2)	A2	1,132,360
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa3	322,749
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	234,585
			2,987,250
	PUERTO RICO (0.6%)
100,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien, Ser. A, 5.00%, 7/1/17	Ba2	81,691
250,000	Puerto Rico Electric Power Authority, Revenue Bonds, Ser. SS, NATL-RE Insured, 5.00%, 7/1/14	Baa1	249,790
150,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds, First Subser. C, 5.00%, 8/1/35	Baa2	112,247
			443,728
	RHODE ISLAND (0.7%)
500,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Consolidated Capital Development Loan, Ser. C, NATL-RE Insured, 5.00%, 11/15/16	Aa2	561,620

See Notes to Financial Statements.
16

February 28, 2014

Principal Amount		Rating ( unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	SOUTH CAROLINA (1.9%)
$500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	$524,925
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aa1	379,022
150,000	Clemson University South Carolina Athletic Facilities, Refunding Revenue Bonds, 3.00%, 5/1/20	Aa3	162,394
145,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	152,920
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	A3	240,485
			1,459,746
	TENNESSEE (0.3%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A2	255,708
	TEXAS (12.5%)
1,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	1,666,318
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	71,538
150,000	City of Houston Texas, Public Improvement Refunding Bonds, General Obligation Limited, Ser. A, 5.00%, 3/1/25	Aa2	170,735
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	299,213
1,170,000	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	Aa3	1,297,787
500,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, Serial CIB, PSF-GTD Insured, 4.50%, 8/15/32	AAA*	512,005
175,000	Lamar Consolidated Independent School District, Schoolhouse, General Obligation Unlimited, 4.50%, 2/15/17	Aaa	195,624
10,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41 (1)	AAA*	2,204,600
250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A2	267,503
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	143,672
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	225,668
1,000,000	Southmost Junior College District Texas, General Obligation Limited, NATL-RE Insured, 5.00%, 2/15/25	Baa1	1,040,230
250,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. B, 5.00%, 8/1/16	Aaa	278,668
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	287,581
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	145,414
515,000	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured, 5.25%, 8/1/21 (2)	A3	549,062
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/30	AAA*	402,997
			9,758,615
	VERMONT (0.6%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	206,334
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	289,183
			495,517

See Notes to Financial Statements.
17

Schedule of Investments (continued)

Principal		Rating
Amount		(unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.7%) (continued)

	VIRGINIA (0.4%)
$250,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	$297,230
	WASHINGTON (2.2%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	264,245
100,000	City of Seattle Washington, Water System Revenue, Revenue Bonds, Ser. B, 4.00%,8/1/15	Aa1	105,436
	Energy Northwest Washington Electric Refunding-Project 3, Revenue Bonds:
300,000	Ser. A, 5.00%, 7/1/17	Aa1	344,250
120,000	Ser. D, 5.00%, 7/1/16	Aa1	133,181
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	269,577
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa2	331,982
250,000	Washington State, Motor Vehicle Tax - Senior 520, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	Aa1	275,525
			1,724,196
	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	199,435

	WISCONSIN (2.0%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	154,062
200,000	Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	229,894
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	274,090
750,000	Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	Aa2	876,930
			1,534,976
	WYOMING (0.3%)
200,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A+*	204,706
	TOTAL LONG-TERM MUNICIPAL SECURITIES (97.7%) (Cost $74,326,006)		$76,230,133
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)		1,814,968
	NET ASSETS (100.0%)		$78,045,101
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($78,045,101 ÷ 7,907,907 shares outstanding)		$9.87

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.
**	Security no longer rated by Moody’s or Standard & Poor’s.
(1)	Zero coupon bond.
(2)	In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.
ADFA	Arkansas Development Finance Authority.
AGM	Assured Guaranty Municipal.
AMBAC	American Municipal Bond Assurance Corporation.
Assured GTY	Assured Guaranty Insurance Company.
FHA	Federal Housing Administration.
FSA	Financial Security Assurance.
MBIA	Municipal Bond Investors Assurance Corporation.
NATL-RE	National Public Finance Guarantee Corporation.
PSF-GTD	Permanent School Fund Guaranteed.

See Notes to Financial Statements.
18

February 28, 2014

The following table summarizes the inputs used to value the Fund’s investments in securities as of February 28, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$76,230,133	$—	$76,230,133
Total Investments in Securities	$—	$76,230,133	$—	$76,230,133

* See Schedule of Investments for further geographical classification.

See Notes to Financial Statements.
19

Statement of Assets and Liabilities at February 28, 2014

Assets:
Investment securities, at value (Cost - $ 74,326,006)	$76,230,133
Cash	833,163
Interest receivable	755,353
Receivable for securities sold	415,000
Prepaid expenses	14,239
Receivable for capital shares sold	16
Total Assets	78,247,904
Liabilities:
Payable for capital shares redeemed	80,014
Dividends payable to shareholders	47,977
Accrued expenses:
Advisory fee	29,694
Directors’ fees and expenses	2,532
Other	42,586
Total Liabilities	202,803
Net Assets	$78,045,101
Net assets consist of:
Capital stock, at $0.01 par value (authorized 65,000,000, outstanding 7,907,907 shares)	$79,079
Additional paid-in capital	83,170,289
Distributions in excess of net investment income	(21,879)
Accumulated net realized loss on investments	(7,086,515)
Net unrealized appreciation of investments	1,904,127
Net Assets	$78,045,101
Net Asset Value, Offering and Redemption Price per Outstanding Share ($78,045,101 ÷ 7,907,907 shares outstanding)	$9.87

See Notes to Financial Statements.
20

Statement of Operations for the Year Ended February 28, 2014

Investment Income:
Interest	$2,955,038
Expenses:
Advisory fee	407,267
Service and distribution plan fees	204,326
Auditing and legal fees	57,013
Custodian fees	55,853
Printing and postage	45,019
Transfer agent fees	36,262
Registration and filing fees	30,569
Directors’ fees and expenses	19,929
Insurance	9,840
Other	14,869
Total Expenses Before Fees Waived (Note 5)	880,947
Less: Service and Distribution Plan Fees Waived	(204,326)
Net Expenses	676,621
Net Investment Income	2,278,417
Net Realized and Unrealized Loss on Investments:
Net Realized Loss	(181,468)
Change in Net Unrealized Appreciation/(Depreciation)	(3,840,197)
Net Realized Loss and Change in Net Unrealized Appreciation/ (Depreciation) on Investments	(4,021,665)
Net Decrease in Net Assets from Operations	$(1,743,248)

See Notes to Financial Statements.
21

Statement of Changes in Net Assets for the Years Ended February 28, 2014 and 2013

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
Operations:
Net investment income	$2,278,417	$2,415,136
Net realized gain/(loss) on investments	(181,468)	2,045,583
Change in net unrealized appreciation/(depreciation) on investments	(3,840,197)	380,384
Net increase/(decrease) in net assets from operations	(1,743,248)	4,841,103
Distributions to Shareholders from:
Net investment income	(2,278,417)	(2,415,136)
Share Transactions:
Proceeds from sale of shares	1,760,117	7,581,263
Net assets of shares issued in connection with reorganization (Note 2)	—	14,485,862
Proceeds from reinvestment of dividends to shareholders	1,769,627	1,868,805
Cost of shares redeemed	(12,587,402)	(30,641,997)
Net decrease in net assets from capital share transactions	(9,057,658)	(6,706,067)
Total decrease in net assets	(13,079,323)	(4,280,100)
Net Assets:
Beginning of year	91,124,424	95,404,524
End of year	$78,045,101	$91,124,424
Distributions in excess of net investment income included in net assets, at end of year	$(21,879)	$(21,879)
Capital Share Transactions:
Shares sold	179,399	750,597
Shares issued in connection with reorganization	—	1,523,225
Shares issued to shareholders in reinvestment of dividends	180,304	182,576
Shares redeemed	(1,288,893)	(3,030,918)
Net decrease	(929,190)	(574,520)

See Notes to Financial Statements.
22

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended on Last Day of February,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$10.31	$10.14	$9.43	$9.60		$9.36
Income/(loss) from investment operations:
Net investment income	0.27	0.26	0.29	0.33		0.38
Net gains/(losses) on securities (both realized and unrealized)	(0.44)	0.17	0.71	(0.17)		0.24
Total from investment operations	(0.17)	0.43	1.00	0.16		0.62
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.29)	(0.33)		(0.38)
Net asset value, end of year	$9.87	$10.31	$10.14	$9.43		$9.60
Total return	(1.55)%	4.33%	10.77%	1.67%		6.70%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$78,045	$91,124	$95,405	$76,972		$84,067
Ratio of gross expenses to average net assets(1)	1.08%	1.24%	1.13%	1.01	%(2)	1.02%
Ratio of net expenses to average net assets(3)	0.83%	0.99%	0.88%	0.74	%(4)	0.76%
Ratio of net investment income to average net assets	2.79%	2.58%	2.95%	3.45%		3.99%
Portfolio turnover rate	11%	28%	24%	36%		146%

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.00% for the year ended February 28, 2011, 1.01% for the year ended February 28, 2010 and would have been unchanged for the other years shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(3)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.
23

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The Fund is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

The Board of Directors (the “Board”) has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the net asset value is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date.

The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the investment adviser, EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

24

February 28, 2014

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

● Level 1 -	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

● Level 2 -	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

● Level 3 -	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the year ended February 28, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets.

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended February 28, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.

(C) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. Dividends credited to a shareholder’s account are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains at least annually.

The amount of dividends and distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

The dividends were as follows:

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
Dividends per share from net investment income	$0.2746	$0.2642

(D) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

25

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended February 28, 2011 through February 28, 2014), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2. Reorganization

On February 17, 2012, the Board approved an agreement and plan of reorganization (the “Reorganization”) pursuant to which the Value Line New York Tax Exempt Trust (the “Acquired Trust”) would merge into and become shareholders of the Value Line Tax Exempt Fund, Inc. (the “Surviving Fund”). The Board believed the reorganization would be advantageous to the shareholders of both Funds for the reason that both Funds have similar investment objectives, which would result in a larger and more diverse investment universe, potentially allowing for improved performance and economies of scale to be realized over time.

On May 18, 2012, the Surviving Fund acquired all of the assets and assumed the liabilities of the Acquired Trust, in a tax-free exchange for Federal tax purposes, pursuant to the Reorganization approved by the Board of the Surviving Fund, the Acquired Trust, and shareholders of record of the Acquired Trust as of the applicable record date. All of the expenses incurred in connection with the Reorganization were paid by both the Acquired Trust and Surviving Fund proportionately based on each of the Fund’s respective net assets. The total Reorganization costs are $123,474. The value of shares issued by the Surviving Fund is presented in the Statement of Changes in Net Assets. The following table sets forth the number of shares issued by the Surviving Fund, the net assets and unrealized appreciation or depreciation of the Acquired Trust immediately prior to the Reorganization, and the net assets of the Surviving Fund immediately prior to and after the Reorganization:

		Shares	Net Assets	Net Assets
Date of	Surviving	Issued In	Before	After
Reorganization	Fund	Acquisition	Reorganization	Reorganization
5-18-12	The Value Line Tax Exempt Fund, Inc.	1,523,225	$89,797,170	$105,301,354

Acquired
			Acquired	Portfolio
Date of	Acquired	Shares	Portfolio	Unrealized
Reorganization	Fund	Outstanding	Net Assets	Depreciation
5-18-12	Value Line New York Tax Exempt Trust	1,654,552	$15,504,184	$(1,018,322)

26

February 28, 2014

Assuming the Reorganization had been completed on March 1, 2012, the beginning of the year for the Surviving Fund, the Surviving Fund’s pro forma results of operations for the year ended February 28, 2013 would have been as follows:

Net investment income	$2,518,390
Net gain on investments	$2,536,661
Net increase in net assets from operations	$5,055,051

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Trust that have been included in the Surviving Fund’s Statement of Operations since May 18, 2012.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended February 28, 2014
PURCHASES:
Long-term Obligations	$8,854,303
SALES:
Long-term Obligations	$17,269,511

4. Income Taxes

At February 28, 2014, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$74,326,006
Gross tax unrealized appreciation	$2,624,703
Gross tax unrealized depreciation	(720,576)
Net tax unrealized appreciation on investments	$1,904,127
Undistributed tax exempt income	$26,098
Capital loss carryforward, expires:
February 28, 2018*	$(5,827,979)
February 28, 2019*	$(1,077,011)

*	Capital loss carryforward amounts may be subject to limitations on their use pursuant to IRC Sections 381-384.

During the year ended February 28, 2014, as permitted under federal income tax regulations, the Fund elected to defer $181,524 of post-October net short-term capital losses to the next taxable year and utilized $56 of capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Fund after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The tax composition of dividends to shareholders for the years ended February 28, 2014 and 2013 were as follows:

	2014	2013
Tax exempt income	$2,273,751	$2,409,715
Taxable ordinary income	4,666	5,421
	$2,278,417	$2,415,136

27

Notes to Financial Statements (continued)

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $407,267 was paid or payable to the Adviser for the year ended February 28, 2014. This was computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended February 28, 2014, fees amounting to $204,326, before fee waivers, were accrued under the Plan. Effective July 1, 2008, and voluntarily renewed annually, the Distributor contractually agreed to waive the 12b-1 fees. For the year ended February 28, 2014, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Fund. At February 28, 2014, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Value Line Tax Exempt Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Tax Exempt Fund, Inc. (the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

April 22, 2014

29

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 through February 28, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/13	Ending account value 2/28/14	Expenses paid during period 9/1/13 thru 2/28/14*
Actual	$1,000.00	$1,058.79	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66

*
Expenses are equal to the Fund’s annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

30

Federal Tax Notice (unaudited)

During the year ended February 28, 2014, the Fund paid dividends to shareholders of $0.2746 per share from net investment income, of which 99.80% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser with respect to those taxes.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

31

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 10 Value Line Funds. Each Director serves until his or her successor is elected and qualified.
	Position	Principal Occupation
Name, Address, and Year of Birth	(Since)	During the Past 5 Years

Interested Director*
Mitchell E. Appel	Director
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010.

1970	(2010)

Other Directorships:
Forethought Variable Insurance Trust,
since 2013.

Non-Interested Directors
Joyce E. Heinzerling	Director	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.
500 East 77th Street	(2008)
New York, NY 10162
1956

Other Directorships: None
Francis C. Oakley	Director
Professor of History, Williams College (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

54 Scott Hill Road	(2000)
Williamstown, MA 01267
1931

Other Directorships: None
David H. Porter	Director	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College (1999-2008); President Emeritus, Skidmore College since 1999 and President (1987-1998).
5 Birch Run Drive	(1997)
Saratoga Springs, NY 12866
1935

Other Directorships: None
Paul Craig Roberts	Director	Chairman, Institute for Political Economy.
169 Pompano St.	(1984)
Panama City Beach, FL 32413
1939

Other Directorships: None
Nancy-Beth Sheerr	Director	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013).
1409 Beaumont Drive	(1996)
Gladwyne, PA 19035
1949

Other Directorships: None
Daniel S. Vandivort	Director	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer (1995-2005).
59 Indian Head Road	(2008)
Riverside, CT 06878	Chairman of
1954	Board (2010)

Other Directorships: None

32

(continued)

	Position	Principal Occupation
Name, Address, and Year of Birth	(Since)	During the Past 5 Years

Officers
Mitchell E. Appel	President
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010.

1970	(2008)

Michael J. Wagner	Chief
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

1950	Compliance
Officer
(2009)

Emily D. Washington	Treasurer and	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
1979	Secretary
(2008)

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

33

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34

The Value line Family oF Funds

In 1950, Value Line started its firstmutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financialfutures. Over the years, Value Line Funds has evolved into what we are today - a diversified family of no-load mutual funds with a wide range of investment objectives - ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

1950	The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952	Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objec-

1956	Value Line Premier Growth Fund seeks longterm growth of capital. No consideration is given to current income in the choice of investments.

1972	Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1983	Value Line Centurion Fund* seeks long-term growth of capital.

1984
The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986	Value Line Core Bond Fund** seeks to maximize current income.

1987	Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993	Value Line Small Cap Opportunities Fund*** invests in U.S. common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993
Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.     Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.     Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.     Principal Accountant Fees and Services

(a)	Audit Fees 2014 $20,240
Audit Fees 2013 $26,247

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2014 $9,800
Tax Preparation Fees 2013 $10,192

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2014 $350
Aggregate Non-Audit Fees 2013 $3,250

(h)	Not applicable.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	May 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	May 9, 2014